15
                    SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant
[X]
Filed by a Party other than the Registrant                     [
]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
(section)240-14a-12

                   Franklin Multi-Income Trust

        (Name of Registrant as Specified In its Charter)

                   Franklin Multi-Income Trust

           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2)
[ ]  $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4)      and 0-11

          1) Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which
          transaction      applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11:


          4)   Proposed maximum aggregate value of transaction:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                   FRANKLIN MULTI-INCOME TRUST
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD JULY 21, 1995

To the Shareholders of
Franklin Multi-Income Trust:
Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 10:00 a.m. Pacific time, on July 21, 1995, for the following purposes:

1. To elect three (3) Class 3 members of the Board of Trustees of the Fund.

2. To ratify or reject the appointment by the Board of Trustees of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund, for the fiscal year ending March 31, 1996.

3. To consider and act upon any other business (none known as of the date of this notice) as may legally come before the meeting or any adjournment thereof.

Pursuant to the Fund's By-Laws, the Board of Trustees has fixed the close of business on May 3, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or any adjournment thereof.

By Order of the Board of Trustees,

DEBORAH R. GATZEK
Secretary

San Mateo, California
Dated: June 6, 1995

             PLEASE RETURN YOUR PROXY CARD PROMPTLY
                     YOUR VOTE IS IMPORTANT
                NO MATTER HOW MANY SHARES YOU OWN

  SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                   FRANKLIN MULTI-INCOME TRUST
                         PROXY STATEMENT
                    777 MARINERS ISLAND BLVD.
                   SAN MATEO, CALIFORNIA 94404

                 ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD JULY 21, 1995


         SOLICITATION, REVOCATION AND VOTING OF PROXIES
The enclosed proxy is solicited by and on behalf of the management of Franklin Multi-Income Trust (the "Fund") in connection with the annual meeting of shareholders to be held July 21, 1995 (the "Meeting"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, the Fund's investment adviser, Franklin Advisers, Inc., and its affiliates, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. An outside firm may also be retained to aid in the solicitation of proxies, the cost of which will be borne by the Fund. It is expected that this proxy statement will be first mailed to shareholders on or about June 6, 1995.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Trustees of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event such nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending March 31, 1996; and in the discretion of the proxyholders upon such other business not now known or determined as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.


                      VOTING OF SECURITIES
Only shareholders of record at the close of business on May 3, 1995, are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had 5,857,600 shares of beneficial interest ("Shares") outstanding, each Share being entitled to one vote.

From time to time, the number of Shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, no person beneficially owns more than 5% of the Fund's outstanding Shares.



                PROPOSAL 1: ELECTION OF TRUSTEES

The Fund's Board of Trustees is divided into three classes, with each class standing for election every third year. The following persons have been nominated to be Class 3 Trustees of the Fund, to hold office for a three-year term ending in 1998, and until their successors are elected and shall qualify to serve: Edward
B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. Information on these nominees, as well as the other trustees of the Fund who are not currently standing for election, is provided below. All of the nominees have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a plurality of the Shares represented at the Meeting, in person or by proxy, is required to elect the trustees. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, are designated by an asterisk (*).

                                                          SHARES
                                                          BENEFICIALLY
                                                          HELD AS OF
                                                          MARCH 31,
NAME, AGE, ADDRESS, AND FIVE-YEAR BUSINESS     TERM OF    1995
EXPERIENCE                                     OFFICE
*Edward B. Jamieson                            8/93-7/95  none
Age 46
777 Mariners Island Blvd
San Mateo, CA 94404
President and Trustee since 1993
Senior Vice President and Portfolio Manager,
Franklin Advisers, Inc.; and officer and/or
director or trustee of five of the investment
companies in the Franklin Group of Funds.
*Charles B. Johnson                            8/92-7/95  3,703.587
Age 62
777 Mariners Island Blvd.
San Mateo, CA 94404
Chairman of the Board since 1993 and Trustee since 1989
President and Director, Franklin Resources,
Inc.; Chairman of the Board and Director,
Franklin Advisers, Inc. and Franklin Templeton
Distributors, Inc.; Director,
Franklin/Templeton Investor Services, Inc. and
General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton
Group of Funds.

*Rupert H. Johnson, Jr.                        8/92-7/95  1000
Age 54
777 Mariners Island Blvd.
San Mateo, CA 94404
Senior Vice President since 1992 and Trustee since 1989
Executive Vice President and Director,
Franklin Resources, Inc. and Franklin
Templeton Distributors, Inc.; President and
Director, Franklin Advisers, Inc.; Director,
Franklin/Templeton Investor Services, Inc.;
and officer and/or director, trustee or
managing general partner, as the case may be, of most other subsidiaries of Franklin
Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

The following persons constitute the remaining trustees:

Frank H. Abbott, III                           8/93-7/96  none
Age 74
1045 Sansome St.
San Francisco, CA 94111
Trustee since 1989
President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton                               8/93-7/96  none
Age 62
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045
Trustee since 1989
President,   Chief   Executive   Officer   and
Chairman   of   the   Board,   General    Host
Corporation   (nursery  and  craft   centers);
Director,  RBC Holdings, Inc. (a bank  holding
company)   and  Bar-S  Foods;  and   director,
trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato                                       none
Age 62                                         9/94-9/97
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945
Trustee since 1989
Member of the law firm of Pitney, Hardin, Kipp
& Szuch; Director of General Host Corporation;
director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano                            9/94-9/97  none
Age 80
111 New Montgomery St., #402
San Francisco, CA 94105
Trustee since 1989
Private           Investor;          Assistant
Secretary/Treasurer  and  Director,   Berkeley
Science   Corporation   (a   venture   capital
company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

Frank W. T. LaHaye                             9/94-9/97    none
Age 66
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014
Trustee since 1989
General  Partner,  Peregrine  Associates   and
Miller & LaHaye, which are General Partners of
Peregrine  Ventures and Peregrine Ventures  II
(venture capital firms); Chairman of the Board
and   Director,  Quarterdeck  Office  Systems,
Inc.;  Director,  FischerImaging  Corporation;
and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin                              8/93-7/96    none*
Age 67
8212 Burning Tree Road
Bethesda, MD 20817
Trustee since 1992
Chairman, White River Corporation (information services); Director, Fund American Enterprises
Holdings, Inc., Lockheed Martin Corporation,
MCI Communications Corporation, MedImmune,
Inc. (biotechnology), InfoVest Corporation
(information services), and Fusion Systems
Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist
Group; formerly Director, H & Q Healthcare
Investors; and formerly President, National
Association of Securities Dealers, Inc.
*As of April 24, 1995, Gordon S. Macklin held 1,800 Shares.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,200 per year plus $50 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds (Registered Trademark) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                    Total Fees      Number of
                                    Received        Boards in
                                    From Franklin   the Franklin
                                    Templeton       Templeton
                      Total fees    Group of        Group of
                      Received      Funds,          Funds on
Name                  from Fund*    including       Which Each
                                    the Fund**      Serves***
Frank H. Abbott, III  $1,850           $176,870          31
Harris J. Ashton       1,800            319,925          55
S. Joseph Fortunato    1,800            336,065          57
David W. Garbellano    1,800            153,300          30
Frank W.T. LaHaye      1,800            150,817          26
Gordon S. Macklin      1,800            303,685          52

* For the fiscal year ended March 31, 1995
** For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 112 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in conection with attending Board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as directors, trustees or managing general partners. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation in the management fees received by Franklin Advisers, Inc.

During the last fiscal year, there were twelve meetings of the Board of Trustees. All of the Trustees attended at least 75% of such meetings. Messrs. Abbott and LaHaye compose the audit committee of the Board of Trustees with the function of making recommendations to the full Board with respect to the selection of auditors. The audit committee did not meet during the fiscal year ended March 31, 1995. The Fund currently does not have a standing nominating or compensation committee of the Board of Trustees.

THE  EXECUTIVE OFFICERS OF THE FUND OTHER THAN THOSE LISTED ABOVE
ARE:

NAME, AGE, ADDRESS, AND FIVE-YEAR BUSINESS EXPERIENCE
Harmon E. Burns
Age 50
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989
Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 42 of the investment companies in the Franklin Templeton Group of Funds.
Kenneth V. Domingues
Age 62
777 Mariners Island Blvd.
 San Mateo, CA 94404
Vice President - Financial Reporting and Accounting Standards since
January 1995
Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan
Age 34
777 Mariners Island Blvd.
 San Mateo, CA 94404
Vice President and Chief Financial Officer since January 1995
Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek
Age 46
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1992 and Secretary since 1989
Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson
Age 38
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989
Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

Gregory E. Johnson
Age 33
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989
President, Franklin Templeton Distributors, Inc.; Vice President,
Franklin Resources, Inc. and Franklin Advisers, Inc.; Employee of
Franklin Resources, Inc. and its subsidiaries in administrative and portfolio management capacities since 1986.

Diomedes Loo-Tam
Age 56
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since January 1995
Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey
Age 57
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989
Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann
Age 68
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1989
Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

All officers serve at the pleasure of the Board of Trustees.

On March 31, 1995, the Trustees and officers as a group beneficially owned 5,703.587 shares or less than 1% of the Fund's outstanding Shares. Certain trustees own shares in various other funds in the Franklin Templeton Group of Funds. Charles E. Johnson and Gregory E. Johnson are the sons and nephews, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

Shareholders are entitled to one vote per Share. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.


                 PROPOSAL 2: TO RATIFY OR REJECT

              THE SELECTION OF INDEPENDENT AUDITORS

The   Board  of  Trustees  is  requesting  ratification  of   its
designation of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending March 31, 1996. The selection of auditors was approved at a meeting of the Board of Trustees on March 21, 1995, and included the favorable vote of a majority of the Trustees who are not interested persons of the Fund. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended March 31, 1995, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund.

The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditors.

THE  BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR  OF  THE
SELECTION  OF  COOPERS & LYBRAND AS INDEPENDENT AUDITORS  OF  THE
FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1996.


                    PROPOSAL 3: OTHER MATTERS

The Board of Trustees of the Fund does not intend to bring any matters before the Meeting other than Proposals 1 and 2 described above and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any matters properly come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting within a reasonable period of time to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                        OTHER INFORMATION
THE MANAGER

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (112 separate series) with aggregate assets of over $74 billion.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of the Fund's Shares, as well as the Fund's investment advisers and certain affiliated persons of those investment advisers, file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange reports of their ownership and changes in ownership of such Shares on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to the Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Fund believes that, except as noted, the requirements of Section 16 were met. The Fund notes that a Form 5 was not filed on a timely basis on behalf of Resources with respect to the Fund's previous four fiscal years to reflect the reinvestment of dividends associated with Resources' holding of the Fund's initial seed capital shares. Resources has not purchased or sold any additional shares since the Fund commenced operations. In addition, a Form 3 was not filed on a timely basis for Christopher Molumphy, senior portfolio manager of Advisers, the Fund's investment manager, to report his status as a policy-making person with respect to the Fund. Mr. Molumphy has not purchased or sold any Fund securities.

SHAREHOLDER PROPOSALS

The Fund anticipates that its next Annual Meeting will be held in July, 1996. Any shareholder intending to present any proposal for consideration at the Fund's next Annual Meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 21, 1996.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended March 31, 1995, has previously been sent to all shareholders. UPON REQUEST, SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE
ANNUAL REPORT BY WRITING THE FUND AT THE ADDRESS ABOVE OR THE FUND AT 1-800/DIAL BEN.

Respectfully Submitted,

DEBORAH R. GATZEK
Secretary

Dated: June 6, 1995

San Mateo, California

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN  PERSON  ARE
REQUESTED  TO  FILL  IN, DATE AND SIGN THE PROXY  AND  RETURN  IT
PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN  SIGNING  AS ATTORNEY, EXECUTOR, ADMINISTRATOR,  TRUSTEE  OR
GUARDIAN,  GIVE  YOUR  FULL TITLE AS SUCH. WHERE  STOCK  IS  HELD
JOINTLY, BOTH SIGNATURES ARE REQUIRED.


PROXY
                   FRANKLIN MULTI-INCOME TRUST

         ANNUAL MEETING OF SHAREHOLDERS - JULY 21, 1995

     The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 10:00 a.m. Pacific time on the 21st day of July 1995, including any adjournments thereof, upon the matters set forth below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.


           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                        SEE REVERSE SIDE

X  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees for a three-year term
Nominees:  Edward  B.  Jamieson, Charles B.  Johnson,  Rupert  H.
Johnson, Jr.

FOR                        WITHHOLD AUTHORITY
ALL NOMINEES               TO VOTE FOR ALL
LISTED ABOVE               NOMINEES LISTED ABOve

______________________________________
For all nominees except as noted above

   FOR    AGAINST  ABSTAIN

2.  Ratification  of the selection of Coopers &  Lybrand  L.L.P.,
Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending March 31, 1996.

GRANT    WITHHOLD

3. To vote upon any other business which may legally come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature:_____________________      Date:_______________________

Signature:_____________________      Date:_______________________